Exhibit 99.1

News Release

Ashland provides update on its outlook for fiscal 2021 financial results1

WILMINGTON, Del., September 27, 2021 – Ashland Global Holdings Inc. (NYSE: ASH) today provided an update for preliminary fiscal 2021 financial results. In general, economic recovery in the U.S. and other regions of the world is driving strong demand for most products in the company’s Life Sciences, Personal Care and Household, Specialty Additives and Performance Adhesives end markets.

However, continued challenges in shipping, logistics and packaging procurement are inhibiting the company’s ability to meet strong overall customer demand. The impact of all these factors is expected to be reflected in the company’s financial results during the fiscal-fourth quarter. Specifically, accounting for on-time freight and logistics unreliability over the past few months, Ashland now anticipates fiscal year Adjusted EBITDA could be up to $10 million below the low-end of the previously communicated range of $570 million to $590 million.

“We are encouraged by the improving demand in each of our segments,” said Guillermo Novo, chairman and chief executive officer, Ashland. “As we reported early last quarter, supply-chain and logistics constraints and related costs continue to be an issue. I am pleased with the pricing and operating discipline demonstrated by our business teams to maintain margins in the face of continued challenges. While we are adjusting our outlook for earnings in the fiscal year due to these external factors, I continue to be pleased by the resilience of Ashland’s businesses and our prospects for fiscal year 2022 and beyond.”

During the fiscal-fourth quarter, Ashland announced the signing of a definitive agreement to sell its Performance Adhesives business to Arkema for $1.65 billion and the establishment of a renewable annual environmental trust. Beginning with the fiscal-fourth quarter, Ashland will report the results of the Performance Adhesives business as discontinued operations and any environmental-related expenses as key items. Prior to the release of fiscal-fourth quarter earnings, Ashland intends to issue restated historical financial statements reflecting these changes.

The information in this release is preliminary, based upon information available at the time of this news release, and actual results may differ.

Use of Non-GAAP Measures

Ashland believes that by removing the impact of depreciation and amortization and excluding certain non-cash charges, amounts spent on interest and taxes and certain other charges that are highly variable from year to year, adjusted EBITDA provides Ashland’s investors with performance measures that reflect the impact to operations from trends in changes in sales, margin and operating expenses, providing a perspective not immediately apparent from net income. The adjustments Ashland makes to derive the non-GAAP measure of adjusted EBITDA exclude items which may cause short-term fluctuations in net income and which Ashland does not consider to be the fundamental attributes or primary drivers of its business. Adjusted EBITDA provides disclosure on the same basis as that used by Ashland’s management to evaluate financial performance on a consolidated and reportable segment basis and provide consistency in our financial reporting, facilitate internal and external comparisons of Ashland’s historical operating performance and its business units and provide continuity to investors for comparability purposes.

About Ashland
Ashland Global Holdings Inc. (NYSE: ASH) is a premier specialty materials company with a conscious and proactive mindset for sustainability. The company serves customers in a wide range of consumer and industrial markets, including adhesives, architectural coatings, automotive, construction, energy, food and beverage, nutraceuticals, personal care and pharmaceutical. Approximately 4,200 passionate, tenacious solvers – from renowned scientists and research chemists to talented engineers and plant operators – thrive on developing practical, innovative and elegant solutions to complex problems for customers in more than 100 countries. Visit ashland.com and ashland.com/sustainability to learn more.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “objectives,” “may,” “will,” “should,” “plans” and “intends” and the negative of these words or other comparable terminology. Ashland may from time to time make forward-looking statements in its annual reports, quarterly reports and other filings with the SEC, news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance, financial condition and expected effects of the COVID-19 pandemic on Ashland’s business, operating cash flow and liquidity, as well as the economy and other future events or circumstances. These statements include but may not be limited to Ashland’s expectations regarding the impact of supply and logistics constraints on its financial results, its outlook for FY2022 and its ability to drive sales and earnings growth and realize further cost reductions.

Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: the impact of acquisitions and/or divestitures Ashland has made or may make (including the possibility that Ashland may not realize the anticipated benefits from such transactions); Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt); severe weather, natural disasters, public health crises (including the current COVID-19 pandemic), cyber events and legal proceedings and claims (including product recalls, environmental and asbestos matters); the effects of the COVID-19 pandemic on the geographies in which we operate, the end markets we serve and on our supply chain and customers, and without limitation, risks and uncertainties affecting Ashland that are described in Ashland’s most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov. Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements. The extent and duration of the COVID-19 pandemic on our business and operations is uncertain. Factors that will influence the impact on our business and operations include the duration and extent of the pandemic, the extent of imposed or recommended containment and mitigation measures, and the general economic consequences of the pandemic. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this news release whether as a result of new information, future events or otherwise.

1Financial results are preliminary until Ashland’s FY 2021 Form 10-K is filed with the SEC.

™ Trademark, Ashland or its subsidiaries, registered in various countries.

FOR FURTHER INFORMATION:

Investor Relations: Media Relations:

Seth A. Mrozek Carolmarie C. Brown

+1 (302) 594-5010 +1 (302) 995-3158

samrozek@ashland.com ccbrown@ashland.com